                                                                   EXHIBIT 10.28

                         REVOLVING CREDIT LOAN AGREEMENT

         THIS REVOLVING CREDIT LOAN AGREEMENT is made and entered into as of the 14th day of November, 1997, by EQUITY INNS PARTNERSHIP, L.P.. a Tennessee limited partnership, and EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.. a Tennessee limited partnership (together herein called "Borrower"), EQUITY INNS, INC.. a Tennessee corporation, and EQUITY INNS TRUST, a Maryland real estate investment trust (together herein called "Guarantor"), and NATIONAL BANK OF COMMERCE, Memphis, Tennessee ("Bank").

                                   WITNESSETH

         For mutual considerations, receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                                    ARTICLE l
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01. Defined Terms. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Agreement" means this Revolving Credit Loan Agreement, as amended, supplemented, or modified from time to time.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Memphis, Tennessee, are authorized or required to close under the laws of the State of Tennessee.

         "Commitment" means Bank's obligation to make Loans to Borrower pursuant to Section 2.01 in the amount referred to therein.

         "Default" means any of the events specified in Section 4.01, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Event of Default" means any of the events specified in Section 4.01, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "First Chicago Credit Facility" means the unsecured revolving credit facility of up to $250,000,000.00 committed to Borrower by The First National Bank of Chicago, Credit Lyonnais New York Branch and AmSouth Bank.

         "Guarantors" means Equity Inns, Inc., a Tennessee corporation, and Equity Inns Trust, a Maryland real estate investment trust.
         "Guaranty" means the Guaranty Agreement in substantially the form of Exhibit A attached hereto to be delivered by Guarantors under the terms of this Agreement.

         "Head Office" means the office of Bank at 7770 Poplar Avenue, P.O. Box 381197, Germantown, Tennessee 38138-1197.

         "Loan(s)" means collectively the Revolving Credit Loans.

         "Loan Documents" means collectively this Agreement, the Revolving Credit Note, the Guaranty, and any additional documents required to be delivered by Borrower or Guarantors under this Agreement.

         "Person" means an individual, partnership, corporation, business trust,
joint  stock  company,  trust,   unincorporated   association,   joint  venture,
governmental authority, or other entity of whatever nature.

         "Prime Rate" means such variable reference or benchmark rate of interest as shall be established by Bank as its prime rate to be in effect from time to time, whether or not such rate is otherwise published.

         "Revolving Credit Loans" shall have the meaning assigned to such term in Section 2.01.

         "Revolving Credit Note" shall have the meaning assigned to such term in
Section 2.05.

         "Termination Date" means the date on which Bank's commitment to make Revolving Credit Loans hereunder shall terminate, which is September 1, 2000.

                                   ARTICLE II
                          AMOUNT AND TERMS OF THE LOANS

         SECTION 2.01. Revolving Credit. Bank agrees on the terms and conditions hereinafter set forth, to make advances ("Revolving Credit Loans") to Borrower from time to time during the period from the date of this Agreement up to but not including the Termination Date in an aggregate amount not to exceed at any time outstanding FIVE MILLION and No/100 DOLLARS ($5,000,000.00). Within the limits of the Commitment, Borrower may borrow, prepay pursuant to Section 2.06, and reborrow under this Section 2.01.

         SECTION 2.02. Notice and Manner of Borrowing. Borrower shall submit to Bank a request for any Revolving Credit Loan under this Agreement in writing. In order for Bank to fund any such Revolving Credit Loan on the same date a request is received, Bank must receive such request not later than 2:00 P.M. current Memphis, Tennessee time on the date such Revolving Credit Loan is requested. Requests received after 2:00 PM. will be funded the next Business Day. Bank will make such Revolving Credit Loan available to Borrower in immediately available funds by crediting the amount thereof to Borrower's account with Bank.

         SECTION 2.03. Interest. Borrower shall pay interest to Bank on the outstanding and unpaid principal amount of the Revolving Credit Loans made under this Agreement at a rate per annum equal to the lesser of (a) the maximum effective rate which Bank is allowed under applicable law to contract for and charge from time to time, or (b) the Prime Rate of Bank. On the date of this Agreement, the rate of interest payable on the Revolving Credit Loans is __________________. Such interest rate shall be adjusted daily, on each day the Prime Rate is changed by Bank. Interest shall be calculated on the basis of a year of 365 days for the actual number of days elapsed. Interest on the Revolving Credit Loans shall be paid in immediately available funds on the first day of each month at the Head Office. Any principal amount not paid when due (at maturity, by acceleration, or otherwise) shall beat interest thereafter until paid at a rate which shall be equal to the lesser of (i) Prime Rate plus two percent (2%) or (ii) the maximum effective rate of interest which Bank as a national bank is permitted to contract for and charge from time to time.

         SECTION 2.04 Commitment Fee. In consideration of Bank's undertaking to make Revolving Credit Loans hereunder, Borrower shall pay to Bank a commitment fee in an amount equal to the following: two-tenths of one percent (.20%) per annum of the unused portion of the Commitment. The fee will be calculated based on the average daily unborrowed portion of the Commitment in each calendar quarter, and shall be payable quarterly in arrears.

         SECTION 2.05. Revolving Credit Note. All Revolving Credit Loans made by Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form of Exhibit B attached hereto duly completed, in the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), payable to Bank, and maturing as to principal on the Termination Date (the "Revolving Credit Note"). The amounts reflected on Bank's internal records shall be deemed conclusive as to the outstanding balance of principal and interest of the Revolving Credit Loans from time to time absent Borrower furnishing to Bank conclusive and irrefutable evidence of an error made by Bank with respect to such records.

         SECTION 2.06.  Prepayments.  Borrower may prepay the  Revolving  Credit
Note in whole or in part at any time without penalty, provided that accrued interest to the date of such prepayment shall be paid on the principal amount prepaid.

         SECTION 2.07. Method of Payment. Borrower shall make each payment under this Agreement and under the Revolving Credit Note not later than 1:00 P.M. current Memphis, Tennessee time on the date when due in lawful money of the United States to Bank at the Head Office in immediately available funds. Borrower hereby authorizes Bank, if and to the extent payment is not made when due under this Agreement or under the Revolving Credit Note, to charge from time to time against any account of Borrower with Bank any amount so due. Whenever any payment to be made under this Agreement or under the Revolving Credit Note shall be stated to be due on a

Saturday, Sunday, or a public holiday, or banking holiday under the laws of the state in which the Head Office is located, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

                                   ARTICLE III
                              CONDITIONS PRECEDENT


         SECTION 3.01. Condition Precedent to Initial Revolving Credit Loan. The obligation of Bank to make the initial Revolving Credit Loan to Borrower is subject to the condition precedent that Bank shall have received and approved on or before the day of such Revolving Credit Loan each of the following, in form and substance satisfactory to Bank and its counsel:

         (1)      Note.  The Revolving Credit Note duly executed by Borrower.

         (2)      Guaranty. The Guaranty duly executed by the Guarantor.

         (3) Evidence of existence and good standing of Borrower. Certified copies of Borrower's Certificate and Partnership Agreement, Certificates of Existence of Borrower issued by the Secretary of State of Tennessee.

         (4) Evidence of all required partnership action by the Borrower. Certified (as of the date of this Agreement) copies of all partnership action taken by the Borrower, authorizing the execution, delivery, and performance of the Note, Agreement and all other Loan Documents to be executed and delivered by it.

         (5) Opinion of counsel for Borrower and Guarantor. A favorable opinion of Hunton & Williams, counsel for Borrower and Guarantor as to the existence and authority of Borrower and Guarantor, as applicable, and the enforceability of the applicable Loan Documents, and as to such other matters as Bank may reasonably request;

         (6) Evidence of existence and authority of Guarantors. Certified copy of the Charter of Equity Inns, Inc. and certificate of good standing issued by the Secretary of Tennessee. Certificate of Existence of Equity Inns Trust issued by the Secretary of State of Maryland.

         (7) Evidence of all corporate action by Guarantor. Certified (as of the date of this Agreement) copies of all corporate action taken by Guarantor, including resolutions of its Board of Directors, and trustees authorizing the execution, delivery and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

         (8)      Other   Documents.   Bank  shall  have   received  such  other
                  approvals, opinions, or documents as Bank may reasonably request.

         (9)      Other. The items required by Section 3.02(1).

         SECTION 3.02. Conditions Precedent to All Revolving, Credit Loans. The obligation of Bank to make such Revolving Credit Loans (including the initial Revolving Credit Loan) is subject to the further conditions precedent that on the date of such Loan:

         (1) The following statements shall be true and Bank shall have received a certificate signed by a duly authorized officer of the general partner of the Borrower dated the date of such Revolving Credit Loan, stating that:

                  (a) No Default or Event of Default has occurred and is continuing, or would result from such Loan; and

                  (b) There has been no material adverse change in the financial condition of Borrower or either Guarantor since the date of the last financial statements delivered to Bank in connection herewith.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

         SECTION 4.01. Events of Default. If any of the following events ("Events of Default") shall occur:

    (1) Borrower should fail to pay the principal of, or interest on, the Loans, or any amount of a commitment fee, within ten (10) days after notice of such default in payment is given to Borrower by Bank; '

    (2) Any representation or warranty made or deemed made by Borrower or Guarantor in this Agreement, the Loan Documents or in any certificate, document, opinion or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been materially and adversely incorrect in any material respect on or as of the date made or deemed made;

    (3) Borrower or Guarantor shall fail to perform or observe any term, covenant, or agreement to be performed or observed by Borrower or Guarantor contained in any Loan Document (other than the Revolving Credit Note) to which it is a party; and such failure shall continue for a period of thirty (30) days after notice to Borrower from Bank describing the nature of the failure; provided that, if such failure is not susceptible of cure within such thirty
(30) day period, Borrower shall be allowed a reasonable time not to exceed an additional sixty (60) days to effect such cure to Bank's reasonable satisfaction provided Borrower promptly begins efforts to cure and thereafter diligently pursues such cure.

         (4)      Any Default under the First Chicago Credit Facility.

         (5) Borrower or either Guarantor (a) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefits of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (3) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction whether how or hereafter in effect, or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of one hundred eighty (180) days or more; or (e) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of one hundred eighty (180) days or more;

         (6) The Guaranty shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect or shall be declared null and void, or an Event of Default shall occur thereunder, or the validity or enforceability thereof shall be contested by either Guarantor, or either Guarantor shall deny it has any further liability or obligation or shall fail to perform its obligations under the Guaranty. within any applicable cure period:

then, and in any such event, Bank may, by notice to Borrower, (1) declare its obligation to make Revolving Credit Loans terminated, whereupon the same shall forthwith terminate, and (2) declare the outstanding Revolving Credit Loans, all interest thereon, and all other amount payable under this Agreement to be forthwith due and payable, without presentment, demand, protest. or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that occurrence of any event specified in subsection (5) above shall constitute an immediate and automatic termination of Bank's obligation to make Revolving Credit Loans hereunder, and all Revolving Credit Loans then outstanding shall become automatically and simultaneously due and payable in full without any action on the part of Bank.

                             ARTICLE V MISCELLANEOUS

         SECTION 5.01. Amendments. Etc. No amendment modification, termination, or waiver of any provision of any Loan Document to which Borrower is a party, nor consent to any departure by Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.02. Notices. Etc. All notices and other communications provided for under this Agreement and under the other Loan Documents to which Borrower is a party shall be in writing (including telegraphic or facsimile communication) and mailed, sent by facsimile or telegraphed or delivered, if to Borrower, at its address at:

                                    4735 Spottswood
                                    Suite 102
                                    Memphis, Tennessee 38117
                                    Attention: Phillip H. McNeill
                                    (fax number (901) 761-1485)
With a copy to:

                                    Gerald Best
                                    Hunton & Williams
                                    1751 Pinnacle Drive
                                    Suite 1700
                                    McLean. VA 22102

and if to Bank, at its address at:

                                    7770 Poplar Avenue
                                    P.O. Box 381197
                                    Germantown, Tennessee 38138-1197
                                    Attention: Edward L. Simpson
                                    (fax number (901) 757-4883)

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 5.02. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to Bank pursuant to the provisions of Article Il shall not be effective until received by Bank.

         SECTION 5.03. No Waiver: Remedies. No failure on the part of Bank to exercise, and no delay in exercising, any right, power, or remedy under any Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns, except that Borrower may not assign or transfer, any of its rights under any Loan Document to which Borrower is a party without the prior written consent of Bank.

         SECTION 5.05. Costs, Expenses and Taxes. Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, and administration of any of the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Bank, and all costs and expenses, if any, in connection with the enforcement of any of the Loan Documents.

         SECTION 5.06. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Bank is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement or the Note or any other Loan Document, irrespective of whether or not Bank shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations may be unmatured. Bank agrees promptly to notify Borrower after any such setoff and application provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Bank under this
Section 5.06 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Bank may have.

         SECTION 5.07. Waiver of Right to Jury Trial. The undersigned jointly and severally waive(s) any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or under any amendment, instrument, document or agreement delivered (or which may in the future be delivered) in connection herewith or arising from any banking relationship existing in connection with this Agreement. The undersigned agree(s) that such action or proceeding shall be tried in Shelby County, Tennessee before a court and not before a jury.

         SECTION 5.08. Governing Law. This Agreement and the Revolving Credit Note shall be governed by, and construed in accordance with, the internal laws of the State of Tennessee, except with respect to interest which shall be governed by applicable federal law in effect from time to time.

         SECTION 5.09. Severability of Provisions. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the valid~, or enforceability of such provision in any other jurisdiction.

         SECTION 5.10. Headings. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

         SECTION 5.11. Joinder by Guarantor. Guarantor joins in the execution hereof for the purpose of consenting to the provisions contained herein applicable to it and its properties and of agreeing to comply with all such provisions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      BORROWER:

                                      EQUITY INNS PARTNERSHIP, L.P.,
                                      a Tennessee limited partnership
                                      By:  Equity Inns Trust, a Maryland
                                           real estate investment trust,
                                           its sole general partner


                                           By:     /s/ Howard A. Silver
                                                   --------------------
                                           Name:   Howard A. Silver
                                           Title:  CFO

                                      EQUITY INNS/WEST VIRGINIA
                                      PARTNERSHIP. L.P.,
                                      a Tennessee limited partnership
                                      By:  Equity Inns Services, Inc.,
                                           a Tennessee corporation
                                           ts sole general partner


                                           By:     /s/ Howard A. Silver
                                                   --------------------
                                           Name:   Howard A. Silver
                                           Title:  CFO


                                      GUARANTOR:

                                      EQUITY INNS, INC.,
                                      a Tennessee corporation


                                      By:     /s/ Phillip H. McNeill, Sr.
                                              ---------------------------
                                              Phillip H. McNeill, Sr.
                                      Title:  Chairman of the Board

                                      EQUITY INNS TRUST, a
                                      Maryland real estate investment trust


                                      By:     /s/ Phillip H. McNeill, Sr.
                                              ---------------------------
                                              Phillip H. McNeill, Sr.
                                      Title:  Chairman of the Board

                                      BANK:

                                      NATIONAL BANK OF COMMERCE


                                      By:     /s/ Edward L. Simpson
                                              ---------------------
                                              Edward L. Simpson
                                      Title:  Vice President

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT is entered into as of the 14th day of November, 1997, by and between EQUITY INNS, INC., a Tennessee corporation, and EQUITY INNS TRUST, a Maryland real estate investment trust (hereafter collectively called "Guarantor") and NATIONAL BANK OF COMMERCE, Memphis, Tennessee, a national banking association (hereafter "Bank").

         Statement of Guaranty. In consideration of the extension by Bank of credit to EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, and EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership (collectively "Borrower"), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Bank to make loans or other financial accommodations to Borrower and acknowledging that Bank is relying on this Guaranty, Guarantor absolutely and unconditionally guarantees to Bank, its endorsees, transferees, successors and assigns of either this Guaranty or of any obligation guaranteed hereby, the punctual payment when due (whether at scheduled maturity, acceleration, demand or otherwise) of any and all indebtedness or obligations now or hereafter owing by Borrower to Bank arising under or as a consequence of the loans from Bank to Borrower made under or pursuant to the Revolving Credit Loan Agreement (the "Loan Agreement") of even date herewith by and among Borrower, Guarantor and Bank and evidenced by the Revolving Credit Promissory Note of Borrower of even date herewith in the stated principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or any renewals or extensions thereof, in whole or in part, without limitation as to the number of such renewals or extensions or the period or periods thereof, together with interest thereon and all collection costs, attorneys' fees and other losses, charges and expenses of whatever nature becoming due or incurred by Bank and/or by the endorsees, transferees, successors or assigns of Bank in connection with the indebtedness guaranteed hereby (all of the foregoing principal indebtedness, interest, costs, fees, loss, charges and expenses being hereinafter referred to as the "Indebtedness").

         Other Agreements.

         (a) The liability of Guarantor hereunder shall be independent of and in addition to any other guaranty or agreement by Guarantor or any other party at any time in effect as to all or any part of the Indebtedness and Guarantor's obligations hereunder may be enforced regardless of any such other guaranty or agreement.

         (b) Each Guarantor understands and agrees that in the event any payment made by or on behalf of Borrower respecting the Indebtedness or any part thereof shall at any time be repaid by Bank in compliance with an order (whether or not final) by a court of competent jurisdiction pursuant to any provision of the Revised Bankruptcy Act as now existing or hereafter amended or applicable state law, the Indebtedness guaranteed hereby shall not be deemed to have been paid to the extent of the repayment so made, the obligations of Guarantor and each of them shall continue in full force and effect and Bank will continue to be entitled to the full benefits of this Guaranty, notwithstanding any termination of this Guaranty or the cancellation of any note or other agreement evidencing the Indebtedness.

         (c) No invalidity., irregularity or unenforceability of the Indebtedness or any part thereof shall be a defense to this Guaranty. Guarantor and each of them understand and agree that this Guaranty remains fully enforceable not withstanding any defenses that Borrower may assert to liability for the Indebtedness, including but not limited to failure of consideration, breach of warranty, statute of frauds and statute of limitations.

         (d) This Guaranty is a continuing and unconditional guaranty of payment and may not be terminated by Guarantor until such time as all Indebtedness guaranteed hereby, including any renewals or extensions thereof, have been paid in full and such payments have become final and are not subject to being refunded as a preference or fraudulent transfer under Bankruptcy Code or other applicable law.

         Waivers. Guarantor waives notice of acceptance of this Guaranty and of the creation, extension or renewal of any Indebtedness or liability of Borrower guaranteed hereby and the default on or acceleration of maturity of such Indebtedness. Guarantor also waives presentment, demand, notice of protest, notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or endorsement of any Indebtedness or liability guaranteed hereby or of this Guaranty, and hereby waives any failure to promptly commence suit against any party thereto or liable thereon or to give any notice to or make any claim or demand upon the Guarantor or the Borrower. No act, failure to act, or omission of any kind on the part of the Guarantor, the Borrower, the Bank or any other person shall be a legal or equitable discharge or release of the Guarantor from its obligation hereunder unless agreed to hereafter in writing by the Bank. This Guaranty shall not be affected by any change which may arise by reason of the dissolution of the Guarantor, or the death or dissolution of any partner(s) of the Guarantor, or of the Borrower, or by reason of the accession to any such partnership of any one or more new partners.

         Rights of Bank. From time to time, without further authorization from or notice to Guarantor, and with or without consideration, Bank may (a) grant credit to Borrower from time to time; (b) alter, compromise, accelerate, extend or modify the time or manner of payment of any Indebtedness guaranteed hereby;
(c) increase or reduce the rate of interest thereon; (d) extend, modify or amend the terms and conditions of any instrument evidencing the Indebtedness; and (e) add or release any one or more other Guarantors. Bank is expressly authorized to
(a) waive any right it may have to require additional collateral; (b) surrender or release collateral held by it; and (c) substitute any collateral held by it for other collateral of like kind or of any kind. The obligations of Guarantor hereunder and the rights of Bank protected hereby shall not be diminished or in any manner affected by (a) Bank's failure to accelerate the maturity of the Indebtedness upon default by Borrower; (b) Bank's failure to exercise its rights with regard to any collateral; (c) the extension of the maturity of the Indebtedness; (d) the renewal or modification of any instrument evidencing the Indebtedness; (e) Bank's failure to attempt collection of the Indebtedness by legal proceedings or otherwise or by proceeding in any manner against Borrower or the collateral securing the Indebtedness; or (f) any impairment, modification, change, release or limitation of the Indebtedness or obligations guaranteed hereby, or any release of Borrower, resulting from the operation of any present or future provision of the Revised Bankruptcy Act or other similar statute, or from the decision of any court.

         Default/Remedy.  "Event of Default" as used herein shall mean:

                  1) Any "Event of Default" as defined under the Loan Agreement or any other of the Loan Documents (as defined in the Loan Agreement);

                  2) Default in the observance or performance of any covenant or agreement of Guarantor contained herein and the expiration of any grace or cure period herein given; or

                  3)       Insolvency of Guarantor, however evidenced; or

                  4) Guarantor voluntarily or involuntarily terminates or dissolves or is terminated or dissolved; or

                  5) There is a material adverse change in the financial status of Guarantor.

         If an Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Indebtedness, regardless of their terms, for the purposes of this Guaranty, together with all obligations of Guarantor hereunder, to be due and payable and Guarantor shall, upon demand by Bank, immediately pay to Bank the full amount of the Indebtedness and such obligation shall become the direct and primary obligation of Guarantor.

         Except as may otherwise be provided herein or in any other Loan Document, there shall be no duty. or obligation upon the Bank, whether by notice under any applicable statutory law or otherwise, (i) to proceed against the Borrower or the Guarantor, (ii) to initiate any proceeding or exhaust any remedy against the Borrower or the Guarantor, or (iii) to give any notice to the Guarantor or the Borrower, whatsoever, before bringing suit, exercising any rights to any collateral or security, or instituting proceedings of any kind against the Borrower, the Guarantor or both.

         Application of Payments. With or without notice to Guarantor, Bank, in its sole discretion, may apply to the Indebtedness all payments from Borrower, from Guarantor, or from any other Guarantor under this or any other instrument, or realized from any collateral, in such manner and order of priority as Bank sees fit subject, however, to applicable law.

         Joint and Several Liability. If more than one Guarantor has executed this Guaranty or a separate guaranty, the obligations and liability of all Guarantors shall be joint and several. Bank shall be authorized and empowered to institute proceedings in law or in equity against each Guarantor, or any one or more of them, without joining Borrower or any other Guarantor. Bank shall have no duty or obligation to proceed against any collateral securing the Indebtedness prior to enforcing this Guaranty.

         Lien on Guarantor's Property. In addition to all liens upon, and rights of setoff against the moneys, securities, or other properties of Guarantor given to Bank by contract or by law, Bank shall have a lien upon and right of setoff against all moneys, securities, and other property of Guarantor or any one of them now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account, or deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor.

         Rights with Respect to Collateral. The Guarantor hereby agrees that any rights which the Guarantor may now or hereafter have to payments of any indebtedness owing from Borrower or to Guarantor in any collateral securing any of the Indebtedness or against the Borrower or any property of the Borrower, including rights arising by virtue of subrogation or indemnification upon payment by Guarantor of amounts due from Borrower to Bank or otherwise, shall be subordinate and junior to the Bank's rights to said collateral or property and to the Bank's indefeasible right to the prior payment of the Indebtedness or liabilities until such time as the Indebtedness is fully and finally paid. The Guarantor further authorizes the Bank, without notice or demand, to apply any obligations due or to become due to the Guarantor from the Bank in satisfaction of any of the Indebtedness and the Guarantor's obligation hereunder, including, but not limited to, the right to set-off against any deposits of the Guarantor with the Bank.

         The Bank shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon, or perfecting a security, interest in, any such collateral.

         Incorporation by Reference. Guarantor agrees that the terms, conditions, agreements, and stipulations in all instruments evidencing the Indebtedness guaranteed hereby, heretofore or hereafter executed, shall become part of this Guaranty and are hereby ratified, adopted and confirmed by Guarantor.

         Severability. If any provision in this Guaranty is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Guaranty.

         Binding Effect. This Guaranty shall bind the heirs, legal representatives, successors and assigns of Guarantor.

         Counterpart Originals. This Guaranty may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         Governing Law. This Guaranty shall be governed by and construed according to the internal laws of the State of Tennessee.

         Disclaimer. THE GUARANTOR'S EXECUTION OF THIS GUARANTY WAS NOT BASED UPON ANY FACTS OR MATERIALS PROVIDED BY BANK, NOR WAS THE GUARANTOR INDUCED TO EXECUTE THIS GUARANTY BY ANY REPRESENTATION, STATEMENT OR ANALYSIS MADE BY BANK. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THE GUARANTOR ASSUMES SOLE RESPONSIBILITY FOR INDEPENDENTLY OBTAINING ANY INFORMATION OR REPORTS DEEMED ADVISABLE BY THE GUARANTOR WITH REGARD TO THE BORROWER OR THE GUARANTOR, AND THE GUARANTOR AGREES TO RELY SOLELY ON THE INFORMATION OR REPORTS SO OBTAINED IN REACHING ANY DECISION TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY. THE
GUARANTOR ACKNOWLEDGES AND AGREES THAT THE BANK IS AND SHALL BE UNDER NO OBLIGATION NOW OR IN THE FUTURE TO FURNISH ANY

INFORMATION TO THE GUARANTOR CONCERNING THE BORROWER, THE INDEBTEDNESS OR THE GUARANTOR, AND THAT THE BANK DOES NOT AND SHALL NOT BE DEEMED IN THE FUTURE TO WARRANT THE ACCURACY OF ANY INFORMATION OR REPRESENTATION CONCERNING THE BORROWER, THE GUARANTOR OR ANY OTHER PERSON WHICH MAY INDUCE THE GUARANTOR TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY.

         Waiver of Trial by Juryo GUARANTOR AND BANK HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR (c) ARISING IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND Whether SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE GUARANTOR AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         Modification. No provision of this Guaranty may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first written above.

                                      GUARANTOR:

                                      EQUITY INNS, INC.,
                                      a Tennessee corporation


                                      By:     /s/ Howard A. Silver
                                              --------------------
                                      Title:  CFO


                                      EQUITY INNS TRUST, a Maryland


                                      By:     /s/ Howard A. Silver
                                              --------------------
                                      Title:  CFO

                                REVOLVING CREDIT
                                 PROMISSORY NOTE

$5,000,000.00                                                 Memphis, Tennessee
                                                               November 14, 1997

         FOR VALUE RECEIVED, the undersigned EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, and EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership ("Borrower"), jointly and severally promise to pay to the order of NATIONAL BANK OF COMMERCE ("Bank") the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) together with interest from the date hereof on so much of the principal hereof as shall have been advanced pursuant to file Revolving Credit Loan Agreement of even date herewith among Borrower, Equity Inns, Inc., a Tennessee corporation, Equity Inns Trust, a Maryland real estate investment trust, and Bank (the "Loan Agreement") and remain outstanding from time to time at the rate which shall be equal to the lesser of (a) the maximum effective rate which Bank is allowed under applicable law to contract for and charge from time to time (the "Maximum Rate"), or (b) the Prime Rate (as hereinafter defined) of Bank as such Prime Rate shall vary from time to time, changes in the rate of interest payable hereunder to become effective without notice to Borrower on the effective date of any change in said Prime Rate. As used herein the term "Prime Rate" shall mean such variable reference or benchmark rate of interest as shall be established by Bank as its prime rate to be in effect from time to time, whether or not such rate is otherwise published.

         Monthly installments of accrued interest shall be due and payable on the first day of each and every month hereafter until the principal outstanding is paid in full. Interest shall accrue on a 365-day year basis. All sums of principal or interest payable hereunder not paid when due shall bear interest beginning thirty (30) days after the due date at the lesser of (i) the Prime Rate plus two percent (2%) or (ii) the Maximum Rate in effect on the due date.

         Maturity Date. The entire balance of principal outstanding and all accrued and unpaid interest shall be due and payable, on September 1, 2000 (the "Maturity Date").

         Place of Payment. All installments of interest and the final installment of principal and interest of this Note are payable in lawful money of the United States of America, at the Head Office of Bank in Germantown, Tennessee or such other place as the holder of this Note may designate in writing.

         Prepayments. This Note may be prepaid, in whole or in part without premium, Any prepayment shall be applied first to interest accrued on the outstanding principal balance and currently due and payable, and the remainder, if any, shall be applied to reduce the outstanding principal balance of this Note.

         Additional Charges. The Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest (excluding, however, the final payment after maturity or acceleration) which are paid as much as fifteen (15) days after the due date thereof (provided that in no event shall the said "late charge" result in the payment of interest in excess of the maximum interest permitted by law) to cover the extra expenses involved in handling delinquent payments.

         Limitation of Interest. Notwithstanding any provision to the contrary, it is the intent of the Bank, the Borrower, and all parties liable on this Note, that neither the Bank nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any are not in excess of the maximum
lawful  rate  of  interest   permitted  to  be  charged  by  applicable  law  or
regulations, as amended or enacted from time to time. In the event this Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged, or restated until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event the Bank, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to the Borrower.

         Waiver. Borrower and every maker, endorser, surety and guarantor of this Note or the obligations in the Loan Documents waives demand, presentment, protest, notice of nonpayment, notice of protest, notice of dishonor, any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and all other demands and notices in connection with the delivery, acceptance, performance, default, or endorsement of this Note or their respective obligations hereon; consents to any extensions, renewals or postponements of the due date or time of payment hereof, or any other indulgence; agrees that the indebtedness evidenced hereby may be extended or renewed in whole or in part without notice to the Borrower, maker, endorser, surety or guarantor, and without limitation as to the number of such extensions or the period or periods thereof; and consents to any substitution, exchange or release of collateral and/or to the addition or release of any other liable party or person, whether primarily or secondarily liable.

         Attorneys' Fees and Costs. In the event this Note is placed in the hands of an attorney for collection or in the event this Note is collected in whole or in part through legal proceedings of any nature, then, and in any such case, there shall be added to the unpaid principal balance hereof all costs of collection, including but not limited to reasonable attorneys' fees and all expenses incurred, whether or not suit is filed.

         Governing Law. This Note shall be construed in accordance with the internal laws of the State of Tennessee.

         Headings. The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         Modification. No provision of this Note may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         Severability. If any provision of this Note is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Note.

         Loan Agreement. This Note is the Revolving Credit Note as defined in the Loan Agreement and is subject to the terms and conditions therein set forth. Unless otherwise defined herein, all capitalized terms referenced herein shall have the meanings assigned to such terms as set forth in the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first set forth above.

                                      BORROWER:

                                      EQUITY INNS PARTNERSHIP, L.P.,
                                      a Tennessee limited partnership
                                      By:  Equity Inns Trust, a Maryland
                                           real estate investment trust,
                                           its sole general partner


                                      By:     /s/ Howard A. Silver
                                              --------------------
                                      Title:  CFO

                                      EQUITY INNS/WEST VIRGINIA
                                      PARTNERSHIP. L.P.,
                                      a Tennessee limited partnership
                                      By:  Equity Inns Services, Inc.,
                                           a Tennessee corporation.
                                           its sole general partner


                                      By:     /s/ Howard A. Silver
                                              --------------------
                                      Title:  CFO